EXHIBIT 99.1

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Bond Trust      ARMS II GLOBAL FUND 2
  Deed
Schedule 8
Reference       BONDHOLDERS REPORT RELATED TO THE JULY 12, 2004 DISTRIBUTION
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
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               REPORTING DATES
               Cut-Off Date                                                                                          June 30, 2004
               Determination Date                                                                                     July 8, 2004
               Payment Date                                                                                          July 12, 2004
               Start Interest Period                                                                                April 13, 2004
               End Interest Period                                                                                   July 11, 2004
               No of Days in Interest Period                                                                                    90
               Start Calculation Period                                                                              April 1, 2004
               End Calculation Period                                                                                June 30, 2004
               No of Days in Calculation Period                                                                                 91

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               SECURITIES ON ISSUE                                            Amount                                    Amount
                                                                               (US$)                                     (A$)
               CLASS A BONDS
               Initial Face Value                                           1,000,000,000                            1,428,571,429
                 Previous Principal Distribution                               79,200,000                              113,142,857
                 Principal Distribution for current calculation period         55,900,000                               79,857,143
               Total Principal Distribution to date                           135,100,000                              193,000,000

               Beginning Principal Amount                                     920,800,000                            1,315,428,571
     (a)       Ending Principal Amount                                        864,900,000                            1,235,571,429
               less Unreimbursed Charge-offs                                        --                                       --
               Beginning Stated Amount                                        920,800,000                            1,315,428,571
     (a)       Ending Stated Amount                                           864,900,000                            1,235,571,429


               CLASS B BONDS
               Initial Face Value                                              33,500,000                               47,857,143
                 Previous Principal Distribution                                                                                 -
                 Principal Distribution for current calculation period                                                           -
               Total Principal Distribution to date                                                                              -

               Beginning Principal Amount                                      33,500,000                               47,857,143
     (a)       Ending Principal Amount                                         33,500,000                               47,857,143
               less Unreimbursed Charge-offs                                                                                     -
               Beginning Stated Amount                                         33,500,000                               47,857,143
     (a)       Ending Stated Amount                                            33,500,000                               47,857,143


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               INTEREST RATE FOR ACCRUAL PERIOD                                Libor /         Interest                  Interest
                                                                           Bank Bill Rate       Margin                     Rate
               USD
               Class A Bonds                                                      1.14000       0.25000                    1.39000
               Class B Bonds                                                      1.14000       0.75000                    1.89000

               AUD
               Class A Bonds (payable to Currency Swap Provider)                  5.54000       0.42290                    5.96290
               Class B Bonds                                                      5.54000       0.97310                    6.51310

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               DISTRIBUTIONS PAYABLE ON PAYMENT DATE                            $US                                           $A

               Interest Entitlement:
     (b)            Class A Bonds                                               3,199,800                               19,340,800
     (b)            Class B Bonds                                                 158,288                                  768,571
               Principal Repayment:
     (c)            Class A Bonds                                              55,900,000                               79,857,143
     (c)            Class B Bonds
               Total:
                    Class A Bonds                                              59,099,800                               99,197,943
                    Class B Bonds                                                 158,288                                  768,571
               Total                                                           59,258,088                               99,966,514

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Bond Trust      ARMS II GLOBAL FUND 2
  Deed
Schedule 8
Reference       BONDHOLDERS REPORT RELATED TO JULY 12, 2004 DISTRIBUTION
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               POOL FACTORS                                                       Last                                    Current
                                                                              Distribution                             Distribution
                                                                                  Date                                     Date

     (h)       Class A Bonds                                                       0.9208                                   0.8649
               Class B Bonds                                                       1.0000                                   1.0000

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     (d)       INCOME COLLECTIONS FOR CALCULATION PERIOD                                                             24,862,963

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               AVAILABLE AMORTISATION AMOUNT                                                                               $AUD

     (i)       Scheduled Principal Collections                                                                           2,258,299
     (i)       Unscheduled Principal Collections                                                                       116,565,262

               Gross Principal Collections                                                                             118,823,561

               less
     (g)       Redraw Advances, Line of Credit Advances and
               Permitted Further Advances                                                                               38,856,438

     (e)       Net Principal Collections                                                                                79,967,123

               Application of Cash Reserve and Advances
               Reserve as Available Amortisation Amount                                                                   (109,980)

     (l)       Charge-offs and Unreimbursed Charge-offs                                                                          0

     (f)       Available Amortisation Amount                                                                            79,857,143

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               PORTFOLIO INFORMATION
               (based on Loans forming part of the Assets of the Fund as at the last day of the Calculation Period)

     (j)       Aggregate Face Value of Loans                                                                         1,279,154,460
               Total number of Loans                                                                                         5,002
               Average Loan Balance                                                                                     255,728.60
               Weighted Average LVR                                                                                          72.19

                     Seasoning                          No of Loans          % by number            Balance             % by balance
                    0 to 6 months                           --                    0.00%                  --                  0.00%
                   6 to 12 months                          3,132                 62.61%           800,994,514               62.62%
                  12 to 18 months                          1,480                 29.59%           379,073,094               29.63%
                  18 to 24 months                            242                  4.84%            64,119,239                5.01%
                  24 to 36 months                            118                  2.36%            29,345,086                2.29%
                  36 to 48 months                             10                  0.20%             3,119,018                0.24%
                  48 to 60 months                           --                    0.00%                  --                  0.00%
                       >60 months                             20                  0.40%             2,503,509                0.20%
                                                           5,002                 100.0%         1,279,154,460              100.00%

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     (k)       AGGREGATE LOSS AMOUNT                                                                                         NIL


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     (m)       DELINQUENCY AND LOSSES

               DELINQUENCY                                                                    AUD AMOUNT                      % OF
                                                                                               OF LOANS                       POOL

               31 - 60 days                                                                     9,721,574                    0.76%
               61 - 90 days                                                                     3,325,802                    0.26%
               90+ days                                                                         6,907,434                    0.54%


               LOSSES                                                                                AUD
               Mortgage Insurance claims made                                                        Nil
               Mortgage Insurance claims paid                                                        Nil
               Mortgage Insurance claims pending                                                     Nil
               Mortgage Insurance claims denied                                                      Nil
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